UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 20, 2006

ALTERNATIVE ENERGY SOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-51762	74-3038728
(Commission File Number)	(IRS Employer Identification No.)

310 West 20th Street, 2nd Floor, Kansas City, Missouri 64108
(Address of principal executive offices and zip code)

(816) 842-3835
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On October 23, 2006, representatives from Alternative Energy Sources, Inc. (the “Company”) will deliver a presentation at the Sanders Morris Middle Market Investor Growth Conference. The Company is also making a presentation at Rohstoffmesse Frankfurt 2006, an investor’s conference sponsored by Value Relations GmbH, on October 26, 2006. The presentation slides are attached as Exhibit 99.1 to this Current Report on Form 8-K and are available on the Company's website at http://www.aensi.com. In addition, the Company announced its participation in the Sanders Morris Middle Market Conference in a press release dated October 19, 2006, which is attached hereto as Exhibit 99.2 and its participation in the Value Relations GmbH Conference in a press release dated October 19, 2006, which is attached hereto as Exhibit 99.3.

Neither the presentation attached to this Current Report on Form 8-K as Exhibit 99.1 nor any other information contained on the Company’s website shall be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of Alternative Energy Sources, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit No.	Description
99.1	Alternative Energy Sources, Inc. presentation
99.2	Press Release dated October 19, 2006
99.3	Press Release dated October 19, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2006	ALTERNATIVE ENERGY SOURCES, INC.

	By:	/s/ Mark Beemer
Name: Mark Beemer
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Alternative Energy Sources, Inc. presentation
99.2	Press Release dated October 19, 2006
99.3	Press Release dated October 19, 2006